UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 15, 2011
ASPEN INSURANCE HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-31909 (Commission File Number)	Not Applicable (I.R.S. Identification No.)
Maxwell Roberts Building
1 Church Street
Hamilton HM 11
Bermuda
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (441) 295-8201
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 — Regulation FD Disclosure.
SIGNATURES

Section 7 — Regulation FD
Item 7.01 — Regulation FD Disclosure.
     The Board of Directors (the “Board”) of Aspen Insurance Holdings Limited (the “Company”) adopted the Aspen Insurance Holdings Limited 2011 Share Incentive Plan (the “Plan”) on February 4, 2011. The full text of the Plan is attached as Appendix A to the Proxy Statement furnished on the Company’s Form 8-K dated March 18, 2011. Although the Plan is not intended to permit so-called “repricing” of awards granted by the Company without shareholder approval, certain institutional advisory firms have interpreted it as permitting such “repricing” pursuant to Section 4(b). Section 4(b) of the Plan, however, was intended to apply solely in the case of awards assumed in corporate transactions. Accordingly, to clarify that the Plan does not permit “repricing” of awards granted by the Company without shareholder approval, the Board has agreed that, immediately following the Annual General Meeting of shareholders, it will amend the Plan by:
(i)	revising the second sentence of Section 4(b) so that it reads in its entirety as follows: “Subject to Section 5(b), Awards may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.” and

(ii)	revising Section 5(b) so that it reads in its entirety as follows: “Except in connection with a corporate transaction involving the Company (including, without limitation, any Share dividend, distribution (whether in the form of cash, Shares, other securities or other property), Share split, extraordinary cash dividend, recapitalization, Change in Control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities, or similar transaction(s)), the Company may not, without obtaining shareholder approval: (i) amend the terms of outstanding Options or Share Appreciation Rights to reduce the Option Price or exercise price of such outstanding Options or Share Appreciation Rights; (ii) cancel outstanding Options or Share Appreciation Rights in exchange for Options or Share Appreciation Rights with an Option Price or exercise price that is less than the Option Price or exercise price of the original Options or Share Appreciation Rights; or (iii) cancel outstanding Options or Share Appreciation Rights with an Option Price or exercise price above the current share price in exchange for cash or other securities.”
     The information furnished under Item 7.01 “Regulation FD Disclosure” shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED (Registrant)
Dated: April 15, 2011	By:	/s/ Richard Houghton
		Name:	Richard Houghton
		Title:	Chief Financial Officer

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